Exhibit 10.67

THIRD AGREEMENT REGARDING PRIVATE PLACEMENT OF SECURITIES

OF

SUNESIS PHARMACEUTICALS, INC.

THIS AGREEMENT (the “Agreement”) is made and entered into as of this 19th day of January, 2010, by and among SUNESIS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A hereto (the “Investors”).

RECITALS

A. The Company and the Investors wish to amend that certain Securities Purchase Agreement, dated March 31, 2009, as amended on June 29, 2009 and October 27, 2009 (as amended, the “Purchase Agreement”), by and among the Company and the Purchasers (as defined in the Purchase Agreement);

B. Pursuant to Section 7.4 of the Purchase Agreement, the Purchase Agreement may be amended only by a written instrument signed by the Company and the Purchaser or Purchasers holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares (as defined in the Purchase Agreement);

D. The undersigned hold or have the right to acquire at least a majority-in-interest of the total Unit Shares (collectively, the “Requisite Investors”).

AGREEMENT

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT TO PURCHASE AGREEMENT.

1.1 The Company and the undersigned hereby agree that the definition of “Purchaser Put Notice” in Section 1.1 of the Purchase Agreement is hereby amended and restated to read as follows:

“‘Purchaser Put Notice’ means a written notice by the Lead Purchasers to the Company and all Purchasers, which shall be delivered if the Majority Purchasers elect to consummate the Common Equity Closing and shall set forth such election, delivered (i) at any time prior to January 8, 2010, (ii) on or before January 15, 2010, if a Cash Balance Notice is delivered no later than January 12, 2010 and such Cash Balance Notice reflects a Cash balance of less than $2.5 million as of January 8, 2010 or (iii) if a Cash Balance Notice delivered no later than January 12, 2010 sets forth the Company’s Cash balance as greater than $2.5 million as of January 8, 2010, at any time prior to the earlier of (A) June 30, 2010, (B) five (5) Trading Days following the delivery to the Lead Purchasers of a Cash Balance Notice reflecting a Cash balance of the Company of less than $2.5 million and (C) the closing of an Alternative Common Stock Financing.”

1.2 The Company and the undersigned hereby agree that Section 2.1(a)(iii) of the Purchase Agreement is hereby amended and restated to read as follows:

“(iii) Common Equity Closing. Provided that the Stockholder Approval has been obtained, following the First Unit Closing and the earlier of (i) delivery by the

1.

Company of written notice to the Purchasers of the election by the Company to consummate the Common Equity Closing on or before the earlier of (A) the delivery of a Purchaser Put Notice, (B) the consummation of an Alternative Common Stock Financing and (C) June 30, 2010 (the “Company Election Notice”) and (ii) delivery by the Lead Purchasers of the Purchaser Put Notice (in the case of either (i) or (ii) above, the “Common Equity Closing Notice”), the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of shares of Common Stock equal to the quotient resulting from dividing (i) the Common Equity Closing Subscription Amount for such Purchaser by (ii) the Common Per Share Purchase Price, rounded down to the nearest whole share (the “Pro Rata Share”); provided, however, that the Purchasers shall have no obligation to purchase the Common Equity Shares if the Majority Purchasers provide written notice to the Company within ten (10) Trading Days following the delivery of the Company Election Notice, that the Purchasers will not participate in the Common Equity Closing (the “Non-Participation Notice”) or if the gross amount to be received at the Common Equity Closing is less than the Minimum Aggregate Common Equity Subscription Amount, taking into account any agreement by a Purchaser to purchase more than its Pro Rata Share of the shares of Common Stock to be sold in the Common Equity Closing, and the Company is unable to secure additional purchasers, acceptable to the Lead Purchasers, to participate in the Common Equity Closing such that the Minimum Aggregate Common Equity Subscription Amount is met. The delivery of the Company Election Notice shall be in the sole discretion of the Board, and the delivery of the Non-Participation Notice or the Common Equity Closing Notice shall be in the sole discretion of the Majority Purchasers. There shall be no obligation on the part of the Majority Purchasers to elect to consummate the Common Equity Closing and, by extension, to cause the Lead Purchasers to deliver a Purchaser Put Notice, but if such Purchaser Put Notice is delivered, or a Non-Participation Notice is not timely delivered following a Common Equity Closing Notice, each Purchaser shall be obligated to purchase its Pro Rata Share of the shares of Common Stock to be sold in the Common Equity Closing, and if a Purchaser Put Notice is delivered, the Company shall be obligated to sell the shares of Common Stock to be sold in the Common Equity Closing. In the event that any Purchaser does not satisfy the foregoing obligation, the other Purchasers shall have the right, but not the obligation, to purchase the Pro Rata Portion of such defaulting Purchaser. Notwithstanding any other provision of this Agreement, in the event the Common Equity Closing is consummated, if any Purchaser fails to purchase its Pro Rata Share of Common Stock in such Common Equity Closing, then such Purchaser’s Preferred Stock shall automatically be converted into Common Stock in such amounts and on such terms as provided in Section 4(m) of the Certificate of Designation, which shall be the Company’s and each other Purchaser’s sole and exclusive remedy for such Purchaser’s failure to purchase its Pro Rata Share in the Common Equity Closing. No later than January 12, 2010, the Company shall deliver to the Lead Purchasers a Cash Balance Notice reflecting the Company’s Cash balance as of January 8, 2010 and, if such Cash Balance Notice sets forth the Company’s Cash balance as greater than $2.5 million as of January 8, 2010, the Lead Purchasers may request until such time as the Company delivers a Cash Balance Notice that sets forth the Company’s Cash balance as less than $2.5 million (in which case the Company shall promptly deliver such requested Cash Balance Notice, which shall be dated as of a recent practicable date), or the Company may elect to deliver one or more future Cash Balance Notice(s) at any time prior to the earlier of June 30, 2010 and the closing of an Alternative Common Stock Financing.”

2.

2. MISCELLANEOUS. Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof. Other than as set forth herein, the Purchase Agreement shall remain in full force and effect. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Upon the execution of this Agreement by the Company and the Requisite Investors, all parties to the Purchase Agreement shall be bound by this Agreement.

[Signature Pages Follow]

3.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:		INVESTORS:

SUNESIS PHARMACEUTICALS, INC.		BAY CITY CAPITAL FUND V, L.P.

Signature:	/s/ Daniel N. Swisher, Jr.	By:	/s/ Carl Goldfischer
Print Name:	Daniel N. Swisher, Jr.	Name:	Carl Goldfischer
Title:	President and CEO	Title:	Managing Director
Address:	395 Oyster Point Boulevard, #400
South San Francisco, CA 94080

BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P.

		By:	/s/ Carl Goldfischer
		Name:	Carl Goldfischer
		Title:	Managing Director

SUNESIS PHARMACEUTICALS, INC.

THIRD AGREEMENT REGARDING PRIVATE PLACEMENT OF SECURITIES – SIGNATURE PAGE

GROWTH EQUITY OPPORTUNITIES FUND, LLC

By:	/s/ Charles W. Newton, III
Name:	Charles W. Newton, III
Title:	Manager of NEA 12 GP, LLC, which is the general partner of NEA Partners 12, L.P., which is the sole general partner of New Enterprise Associates 12, L.P., the sole member of Growth Equity Opportunities Fund, LLC

SUNESIS PHARMACEUTICALS, INC.

THIRD AGREEMENT REGARDING PRIVATE PLACEMENT OF SECURITIES – SIGNATURE PAGE

ALTA BIOPHARMA PARTNERS III, L.P.

By:	Alta BioPharma Management III, LLC

By:	/s/ Ed Hurwitz
Name:	Ed Hurwitz
Title:	Director

ALTA BIOPHARMA PARTNERS III GMBH & CO. BETEILIGUNGS KG

By:	Alta BioPharma Management III, LLC

By:	/s/ Ed Hurwitz
Name:	Ed Hurwitz
Title:	Director

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

By:	/s/ Ed Hurwitz
Name:	Ed Hurwitz
Title:	Manager

SUNESIS PHARMACEUTICALS, INC.

THIRD AGREEMENT REGARDING PRIVATE PLACEMENT OF SECURITIES – SIGNATURE PAGE

SWISHER REVOCABLE TRUST

By:	/s/ Daniel N. Swisher, Jr.
Name:	Daniel N. Swisher, Jr.
Title:	Trustee

SUNESIS PHARMACEUTICALS, INC.

THIRD AGREEMENT REGARDING PRIVATE PLACEMENT OF SECURITIES – SIGNATURE PAGE

BJERKHOLT/HAHN FAMILY TRUST

By:	/s/ Eric Bjerkholt
Name:	Eric Bjerkholt
Title:	Trustee

SUNESIS PHARMACEUTICALS, INC.

THIRD AGREEMENT REGARDING PRIVATE PLACEMENT OF SECURITIES – SIGNATURE PAGE

STEVEN BLAKE KETCHUM

By:	/s/ Steven Blake Ketchum

SUNESIS PHARMACEUTICALS, INC.

THIRD AGREEMENT REGARDING PRIVATE PLACEMENT OF SECURITIES – SIGNATURE PAGE

EXHIBIT A

LIST OF INVESTORS

Bay City Capital Fund V, L.P.

Bay City Capital Fund V Co-Investment Fund, L.P.

Growth Equity Opportunities Fund, LLC

Alta BioPharma Partners III, L.P.

Alta BioPharma Partners III GmbH & Co. Beteiligungs KG

Alta Embarcadero BioPharma Partners III, LLC

Swisher Revocable Trust

Bjerkholt/Hahn Family Trust

Steven Blake Ketchum